UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 26, 2023

Date of Report (Date of earliest event reported)

MOUNT RAINIER ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40870	86-2029991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

256 W. 38th Street, 15th Floor New York, NY	10018
(Address of Principal Executive Offices)	Zip Code

Registrant’s telephone number, including area code: (212) 785-4680

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	RNERU	The Nasdaq Stock Market LLC
Common Stock	RNER	The Nasdaq Stock Market LLC
Warrants	RNERW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously announced, on March 23, 2022, Mount Rainier Acqusition Corp. (the “Company”), HUB Cyber Security Ltd. (“HUB Security”), and Rover Merger Sub, Inc., a wholly owned subsidiary of HUB Security (“Merger Sub”), entered into a Business Combination Agreement, as amended on June 19, 2022 (the “Business Combination Agreement”), pursuant to which, among other things, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a direct, wholly owned subsidiary of the HUB Security. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

Attached is a press release issued by HUB Security setting forth information relating to the expected closing of the business combination between the Company and HUB Security and the expected commencement of trading of HUB Security ordinary shares and warrants on Nasdaq following the closing of the business combination.

Forward-Looking Statements

This Current Report on Form 8-K and the attachments hereto contain forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements about the parties’ ability to close the proposed transaction, the anticipated benefits of the proposed transaction, and the financial condition, results of operations, earnings outlook and prospects of the Company and/or HUB Security, and may include statements for the period following the consummation of the proposed transaction. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “future,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “seem,” “should,” “will,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of the Company and HUB Security, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made with the SEC by the Company and HUB Security and the following:

•	expectations regarding HUB Security’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and HUB Security’s ability to invest in growth initiatives and pursue acquisition opportunities;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement and any subsequent definitive agreements with respect to the transaction contemplated therein;

•	the outcome of any legal proceedings that may be instituted against the Company, HUB Security, the Surviving Company or others following announcement of the Business Combination Agreement and the transaction contemplated therein;

•	the inability to complete the proposed transactions due to, among other things, the failure to obtain certain governmental and regulatory approvals or to satisfy other conditions to closing, including delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the proposed transaction;

•	the inability to obtain the financing necessary to consummate the proposed transaction;

•	changes to the proposed structure of the proposed transactions that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed transaction;

•	the ability to meet stock exchange listing standards following the consummation of the proposed transaction;

•	the risk that the announcement and consummation of the proposed transaction disrupts HUB Security’s current operations and future plans;

•	the lack of a third party valuation in determining whether or not to pursue the proposed transaction;

•	the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of HUB Security to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees;

•	costs related to the proposed transaction;

•	limited liquidity and trading of the Company’s and HUB Security’s securities;

•	geopolitical risk, including military action and related sanctions, and changes in applicable laws or regulations;

•	the possibility that the Company or HUB Security may be adversely affected by other economic, business, and/or competitive factors;

•	inaccuracies for any reason in the estimates of expenses and profitability and projected financial information for HUB Security; and

•	other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s final prospectus relating to its initial public offering dated October 4, 2021 and the proxy statements filed on December 5, 2022 and December 9, 2022.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of the Company and HUB Security prove incorrect, actual results may vary in material respects from those expressed or implied in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the proposed business combination or other matters addressed in this Current Report on Form 8-K and attributable to the Company, HUB Security or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Current Report on Form 8-K. Except to the extent required by applicable law or regulation, the Company and HUB Security undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 26, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2023

MOUNT RAINIER ACQUISITION CORP.

By:	/s/ Matthew Kearney
Name:	Matthew Kearney
Title:	Chief Executive Officer